www.cimgroup.com ©2018 CIM Group CIM Commercial Trust Corporation Investor Presentation Second Quarter 2018

Important Disclosures

Free Writing Prospectus  |  CIM Commercial Trust Corporation Investor Presentation Q2 2018

Filed Pursuant to Rule 433  |  Dated August 9, 2018  |  Registration Statement Nos. 333-203639; 333-210880

CIM Commercial Trust Corporation (the “Company”) has filed registration statements (including prospectuses and prospectus supplements) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectuses and the prospectus supplements in those registration statements and other documents the Company has filed with the SEC for more complete information about the Company and the offerings. You may get these documents for free by visiting the Company’s website at http://shareholders.cimcommercial.com/. Alternatively, you may request to receive a prospectus by calling toll-free at 1-866-341-2653.

You may also access the applicable prospectus for free on the SEC website at www.sec.gov as follows:

•                  Post Effective Amendment No. 3 to Form S-11 on Form S-3, dated January 9, 2018, relating to Registration Statement No. 333-203639

•                  Prospectus, dated April 13, 2018, relating to Registration Statement No. 333-210880 and Supplement No. 1 dated May 14, 2018

Forward-looking Statements

The information set forth herein contains “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts or they discuss the business and affairs of CIM Commercial Trust Corporation (“CMCT”, “CIM Commercial”, the “Company”) on a prospective basis. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” or “should” or the negative or other words or expressions of similar meaning, may identify forward-looking statements.

CIM Commercial bases these forward-looking statements on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. These forward-looking statements are necessarily estimates reflecting the judgment of CIM Commercial and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CIM Commercial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Registration Statement on Form S-11 (Reg. No. 333-210880) relating to the Series A Preferred Stock, and the Registration Statement on Form S-3 (Reg. No, 333-203639) relating to the sale of common stock by a selling shareholder.

As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial to predict all of them. Nor can CIM Commercial assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

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CMCT Thesis Resources & Expertise of CIM Group – Premier Institutional Owner Operator Large-scale platform with vertically-integrated team Proprietary “Qualified Community” methodology Disciplined, relative-value owner operator with sightlines across all major U.S. urban markets Class A and Creative Office Assets in Gateway Markets Located in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth San Francisco Bay Area, Los Angeles, Washington, DC, and Austin Strong Same-Store Growth Prospects Same-store growth opportunity through increasing below-market leases to market rates Value-add / development opportunities Focused on growing NAV and cash flows per share of common stock while targeting a prudent capital structure consisting of ~45% common equity based on fair value Since the beginning of 2014, have provided $8.61 per share in regular dividends, special dividends, and a tender offer made available to all shareholders1 Maximizing Returns for Shareholders CMCT is the product of a merger (the “Merger”) between CIM Urban REIT, LLC (“CIM REIT”), a fund operated by CIM, and PMC Commercial Trust in Q1 2014. Represents dividends declared on our common stock from January 1, 2014 through June 30, 2018. Excludes a special dividend paid to PMC Commercial Trust’s shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, L.P., on an as converted basis, in the Merger. The per share equivalent in proceeds from the tender offer is $2.15, calculated by dividing $210,000,000, the amount used by CMCT to purchase shares of common stock of CMCT in the tender offer, by 97,676,197, the number of shares of common stock outstanding immediately prior to such tender offer. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. Past performance is not indicative of future results. 2

Performance Since Launch of CMCT 3 Return based on cumulative regular and special dividends since March 31, 2014, divided by initial net asset value (“NAV”), from March 31, 2014 to June 30, 2018. Please see “Net Asset Value” under “Important Disclosures” with respect to the methodology of the calculation of NAV of CMCT. Returns based on change in NAV per share from March 31, 2014 to June 30, 2018. “U.S. Office REITs” reflects the weighted average historical stock price and NAV performance of the companies included in the SNL US REIT Office Index as of June 30, 2018 based, for all periods indicated, on the weights attributed to each such company by such index as of June 30, 2018. The SNL US REIT Office Index is an index of certain publicly traded office REITs in the United States. The characteristics of the portfolios of assets of such companies included in “U.S. Office REITs” may differ significantly from the characteristics of CMCT’s portfolio of assets. “U.S. Office REITs” may therefore not be an appropriate benchmark for the performance of CMCT. Past performance is not a guarantee of future results. The data used in this chart is derived from SNL and filings with the U.S. Securities and Exchange Commission. 4 4 (20%) (10%) 0% 10% 20% 30% 40% Cumulative Return from Dividends 1,2 CMCT US Office REITs (20%) (10%) 0% 10% 20% 30% 40% Cumulative Return from Change in NAV per Share 2,3 CMCT US Office REITs

Performance Since Launch of CMCT 4 Total return includes changes in stock price or net asset value (“NAV”) per share, as applicable, and includes all dividends declared and paid with respect to the Company’s common stock from March 31, 2014 to June 30, 2018. Please see “Net Asset Value” under “Important Disclosures” with respect to the methodology of the calculation of NAV of CMCT. “U.S. Office REITs” reflects the weighted average historical stock price and NAV performance of the companies included in the SNL US REIT Office Index as of June 30, 2018 based, for all periods indicated, on the weights attributed to each such company by such index as of June 30, 2018. The SNL US REIT Office Index is an index of certain publicly traded office REITs in the United States. The characteristics of the portfolios of assets of such companies included in “U.S. Office REITs” may differ significantly from the characteristics of CMCT’s portfolio of assets. “U.S. Office REITs” may therefore not be an appropriate benchmark for the performance of CMCT. Past performance is not a guarantee of future results. The data used in this chart is derived from SNL and filings with the U.S. Securities and Exchange Commission.  NAV per Share + Dividends Stock Price + Dividends 3 3 (50%) (40%) (30%) (20%) (10%) 0% 10% 20% 30% 40% 50% Total Return Based on NAV 1,2 CMCT US Office REITs (50%) (40%) (30%) (20%) (10%) 0% 10% 20% 30% 40% 50% Total Return Based on Stock Price 1 CMCT US Office REITs

CMCT – Key Performance Indicators[1,2]

CMCT


Pro-Forma Occupancy[3,4]
93.3%
92.9%
94.2%
94.0%
2015
2016
2017
6/30/2018


Pro-Forma Annualized Rent PSF[3,5]
$37.69
$39.10
$41.00
$44.54
2015
2016
2017
6/30/2018


Office
Hotel
Pro-Forma Investments in Real Estate at Fair Value ($ in thousands)
$1,514,800
$1,575,100
$1,676,432
$1,820,807
$1,373,800
$1,432,200
$1,524,532
$1,668,056
2015
2016
2017
6/30/2018


Pro-Forma Cash NOI[6] ($ in thousands)
$72,860
$80,421
$95,564
$51,654
$60,637
$67,102
$82,179
$43,603
2015 [7]
2016
2017 [8]
Six Months Ended 6/30/2018 [9]

1. Metrics exclude the lending segment and any assets sold prior to June 30, 2018.
2. 9460 Wilshire Boulevard was acquired in January 2018 and is included in Q2 2018 metrics. 1130 Howard Street was acquired in December 2017 and is included in 2017 metrics. The annualized rent as of December 31, 2017 for 12,944 rentable square feet of 1130 Howard Street was presented using the actual rental income under a signed lease with a different tenant who took possession in March 2018, as the space was occupied by the prior owner and annualized rent under the short-term lease was de minimis.
3. Metrics exclude Sheraton Grand Hotel.
4. Historical occupancies for office properties are shown as a percentage of rentable square feet and are based on leases commenced as of December 31st of each historical year or, with respect to Q2 2018, as of June 30, 2018.
5. Historical Annualized Rent PSF represents annualized gross rent divided by total occupied square feet as of December 31st of each historical year or, with respect to Q2 2018, as of June 30, 2018. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for applicable office properties includes rent attributable to retail.
6. Excludes the lending segment. See "Pro-Forma Cash NOI" under "CMCT – Net Asset Value and Pro-Forma Cash NOI" on page 6 and "Net Operating Income Reconciliations" on pages 28-31.
7. 2 Kaiser Plaza was acquired in August 2015. The property is included in Pro-forma Cash NOI beginning on the acquisition date.
8. 1130 Howard was acquired in December 2017. The property is included in Pro-forma Cash NOI beginning on the acquisition date.
9. 9460 Wilshire Boulevard was acquired in January 2018. The property is included in Pro-forma Cash NOI beginning on the acquisition date.

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CMCT – Net Asset Value and Pro-Forma Cash NOI

CMCT

Estimated Net Asset Value[1]

($ in thousands, except for shares and per share amounts)
(Unaudited)

Investments in real estate - at fair value	$1,676,432
Loans receivable - at fair value	83,858
Debt [2]	(608,695)
Cash and other assets net of other liabilities	135,644
Noncontrolling interests	(1,055)
Redeemable Series A Preferred Stock	(29,331)
Redeemable Series L Preferred Stock	(207,845)
Estimated NAV available to common shareholders	**$1,049,008**
Shares of Common Stock outstanding	**43,784,939**
Estimated NAV per share of Common Stock	**$23.96**

Pro-Forma Cash NOI[3]

($ in thousands)
(Unaudited)

	Twelve Months Ended			Six Months Ended
	December 31, 2015[4]	December 31, 2016	December 31, 2017[5]	June 30, 2018[6]
Net income attributable to the Company	$ 24,392	$ 34,547	$ 379,737	$ 2,555
Total Cash NOI	$ 131,868	$ 128,470	$ 127,467	$ 54,752
Less Cash NOI from assets sold prior to June 30, 2018	56,148	43,527	26,610	-
Pro-forma Cash NOI	$ 75,720	$ 84,943	$ 100,857	$ 54,752
Pro-forma NOI Breakdown:				
Pro-forma Lending NOI	$ 2,860	$ 4,522	$ 5,293	$ 3,098
Pro-forma Hotel NOI	12,223	13,319	13,385	8,051
Pro-forma Office NOI	60,637	67,102	82,179	43,603
Pro-forma Cash NOI	$ 75,720	$ 84,943	$ 100,857	$ 54,752

1. As of December 31, 2017. See "Net Asset Value" under "Important Disclosures" on page 32.
2. Excludes secured borrowings on government guaranteed loans, which are included with cash and other assets net of other liabilities.
3. See "Net Operating Income Reconciliations" on pages 28-31.
4. 2 Kaiser Plaza was acquired in August 2015. The property is included in Net income attributable to the Company and Pro-forma Cash NOI beginning on the acquisition date.
5. 1130 Howard was acquired in December 2017. The property is included in Net income attributable to the Company and Pro-forma Cash NOI beginning on the acquisition date.
6. 9460 Wilshire was acquired in January 2018. The property is included in Net income attributable to the Company and Pro-forma Cash NOI beginning on the acquisition date.

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CIM Group Overview

CIM Strategies 8 Urban Real Assets Infrastructure & Real Estate Stabilized Equity Opportunistic Equity Debt Value-add Equity CIM Commercial Trust Publicly Listed REIT NASDAQ: CMCT TASE: CMCT Predecessor formed in 2005 Net-lease Debt National Credit Real Estate Community Focused Strategies

CIM Summary Established Established in 1994 as an integrated owner and operator of real assets Strategies Community-focused urban real assets (real estate and infrastructure) in communities qualified by CIM and national credit (net-lease and debt) platforms Vertically-Integrated Multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, finance, leasing and asset management capabilities Organization 875+ employees (15 principals including all of its founders, 490+ professionals)1 Office Locations Headquartered in Los Angeles, California and has offices in Oakland, California; Bethesda, Maryland; Dallas, Texas; New York, New York; Chicago, Illinois; and Phoenix, Arizona Partners & Co-Investors Diversified institutional relationships with approximately half committing to multiple CIM products, along with an expansive retail base with more than 89,000 individual shareholders1 As of July 2018. As of March 31, 2018. See “Important Disclosures” on page 32 and, in particular, the section “Assets Owned and Operated” for additional details. 9 Assets Owned and Operated $28.6 billion2 CIM is a community-focused real estate and infrastructure owner, operator and lender. By utilizing their in-house expertise, we create value in our assets, which benefit our investors, and ultimately benefit the community.

Diverse Team of In-House Professionals Commitment to Community Disciplined Approach CIM Competitive Advantages 10 Led by 15 principals (including the three original founders) with average CIM tenure of 15 years Vertically-integrated, real asset owner and operator with expertise across in-house research, acquisition, credit analysis, development, finance, leasing and asset management, working across multiple markets, asset classes and strategies Investments team responsible for entire life cycle of each asset; compensation is directly aligned with that of CIM’s partners and co-investors Sector-agnostic focus on specific urban submarkets (“Qualified Communities”) exhibiting: Market values that are below long-term intrinsic values; or Underserved or transitional areas with dedicated resources that CIM believes will lead to outsized rent growth and/or capital appreciation Extensive capital deployment in Qualified Communities has yielded long-term relationships and a proprietary origination channel Bring goods, services, employment and support needed for communities to be successful Regardless of the market cycle, CIM employed a strict discipline in qualifying communities, as well as underwriting projects and potential acquisitions CIM employs detailed underwriting, conservative leverage and proprietary research 1 2 3

Community Focused Strategy – CIM Qualified Communities 11 CIM qualifies communities for acquisition (114 qualified to date, 68 with deployed capital). CIM Qualified Communities exhibit strong growth trends, which CIM believes will lead to outsized rent growth and/or capital appreciation.1 Since initial acquisition, CIM’s Qualified Communities have outperformed average national downtowns by over 50%1 1. Since 1994. Based on growth of Class A office rents, sourced from CBRE Outlook Dashboard, accessed June 2018. Growth in CIM Qualified Communities vs. National Downtowns1 -10% 30% 70% 110% 150% CIM Qualified Communities Average National Downtowns

CMCT Overview

CIM Commercial Trust

CMCT

CIM Commercial (NASDAQ: CMCT | TASE: CMCT)

» Primarily focuses on Class A and creative office assets in vibrant and improving urban communities

» Share Price / Market Cap[1] $15.10 / $0.66 billion

» NAV per Share / NAV[2] $23.96 / $1.05 billion

» Institutional shareholder base (95%)[3]

Premier Portfolio With Strong Growth Prospects

» 19 office properties in gateway markets with 3.4 million rentable SF[4]

» Embedded growth through increasing below market leases to market and contractual rent escalations

» Targeting same-store office NOI CAGR of 4% - 6% through 2022[5]


San Francisco Area
Los Angeles
Austin
Washington D.C.

Return Focused / Attractive Capital Structure

» NAV growth + cumulative dividends of ~41% since 2014[2,6]

» Target capital structure[7] of 45% common equity and 55% debt and preferred equity seeks to enhance common equity returns with low relative risk

» With capital structure implemented, targeted ~15% total return on common equity

1. As of June 29, 2018.
2. As of December 31, 2017. NAV includes the lending segment. See "CMCT – Net Asset Value and Pro-Forma Cash NOI" on page 6 for calculation of estimated NAV and "Net Asset Value" under "Important Disclosures" on page 32.
3. Represents the percentage of CMCT's outstanding common stock owned by Urban Partners II, LLC as of June 30, 2018.
4. As of June 30, 2018. 3601 South Congress Avenue is counted as one property but consists of 10 buildings and one potential development site. Lindblade Media Center is counted as one property but consists of 3 buildings. Excludes Sheraton Grand Hotel in Sacramento. Includes ancillary properties: one parking garage and two development sites, one of which is being used as a parking lot.
5. Additional 1%-2% CAGR potential from development of already owned sites.
6. CMCT is the product of a merger (the "Merger") between CIM Urban REIT, LLC ("CIM REIT"), a fund operated by CIM, and PMC Commercial Trust in Q1 2014. Represents dividends declared on our common stock from January 1, 2014 through June 30, 2018. Excludes a special dividend paid to PMC Commercial Trust's shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, L.P., on an as converted basis in the Merger. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. NAV growth represents the change in NAV from December 31, 2013 (the last period before the Merger) to December 31, 2017. No NAV has been calculated since December 31, 2017. Past performance is not a guarantee of future results.
7. Based on fair value.

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Class A and Creative Office Portfolio in Gateway Markets 14 As of June 30, 2018 Represents gross monthly base rent, as of June 30, 2018, multiplied by twelve. The amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. 9460 Wilshire Boulevard was acquired in January 2018. 3601 South Congress Avenue is counted as one property but consists of 10 buildings and one potential development site. Lindblade Media Center is counted as one property but consists of 3 buildings. Location Sub-Market Rentable Square Feet % of Total % Occupied % Leased Annualized Rent (in thousands) 1 Annualized Rent Per Occupied SF Northern California Oakland, CA 1 Kaiser Plaza Lake Merritt 534,423 15.8% 93.1% 93.1% 20,434 $ 41.07 $ 2101 Webster Street Lake Merritt 471,337 13.8% 99.3% 99.3% 19,208 41.04 1901 Harrison Street Lake Merritt 280,610 8.2% 81.9% 81.9% 10,384 45.18 1333 Broadway City Center 251,155 7.3% 96.0% 96.0% 9,905 41.08 2100 Franklin Street Lake Merritt 216,828 6.3% 98.9% 98.9% 8,889 41.45 Total Oakland, CA 1,754,353 51.4% 94.1% 94.1% 68,820 41.69 San Francisco, CA 260 Townsend Street South of Market 66,682 1.9% 100.0% 100.0% 4,902 73.51 1130 Howard Street South of Market 21,194 0.6% 100.0% 100.0% 1,454 68.60 Total San Francisco, CA 87,876 2.5% 100.0% 100.0% 6,356 72.33 Total Northern California 1,842,229 53.9% 94.4% 94.4% 75,176 $ 43.23 $ Southern California Los Angeles, CA 11620 Wilshire Boulevard West Los Angeles 194,659 5.7% 97.5% 97.5% 7,655 $ 40.33 $ 4750 Wilshire Boulevard Mid-Wilshire 143,361 4.2% 100.0% 100.0% 3,848 26.84 11600 Wilshire Boulevard West Los Angeles 55,919 1.6% 87.6% 87.6% 2,589 52.85 9460 Wilshire Boulevard 2 Beverly Hills 93,339 2.7% 94.9% 94.9% 8,265 93.31 Lindblade Media Center 3 West Los Angeles 32,428 0.9% 100.0% 100.0% 1,422 43.85 Total Los Angeles, CA 519,706 15.1% 96.8% 96.8% 23,779 47.27 Total Southern California 519,706 15.1% 96.8% 96.8% 23,779 $ 47.27 $ East Washington, DC 999 N Capitol Street Capitol Hill 315,983 9.2% 90.1% 90.1% 13,285 $ 46.66 $ 899 N Capitol Street Capitol Hill 314,667 9.2% 86.1% 86.1% 14,317 52.84 830 1st Street Capitol Hill 247,337 7.2% 100.0% 100.0% 10,783 43.60 Total Washington, DC 877,987 25.6% 91.5% 91.5% 38,385 47.78 Total East 877,987 25.6% 91.5% 91.5% 38,385 $ 47.78 $ Southwest Austin, TX 3601 S Congress Avenue 3 South 183,885 5.4% 94.5% 96.6% 6,028 $ 34.69 $ Total Southwest 183,885 5.4% 94.5% 96.6% 6,028 $ 34.69 $ Total Portfolio 3,423,807 100.0% 94.0% 94.1% 143,368 $ 44.54 $

Strong Same-Store Growth Prospects

CMCT

Class A & Creative Office

- Office assets in vibrant and improving urban communities
- Targeting same-store NOI CAGR of 4% - 6% through 2022[1,2]

Five Year Growth Target



Same-Store Target NOI CAGR 4%-6%
NOI
Mark-to-market and rent increase
Existing NOI
2017
2022

Illustrative NAV + Common Share Dividends

(Same-Store NOI CAGR of 4%-6%)[3]



~$41.00
NAV Growth + Dividends
Estimated NAV / Common Share $23.96
~5.8% cap rate on trailing NOI [4]
2017
2022

1. Additional 1%-2% CAGR potential from development of already owned sites.
2. Based on cash and segment NOI.
3. See "CMCT – Net Asset Value and Pro-Forma Cash NOI" on page 6 for calculation of estimated NAV and "Net Asset Value" under "Important Disclosures" on page 32. The illustrative NAV per share at 2022 is based on a number of assumptions, including an increase in NOI at 5% per year, an annualized dividend rate of $0.50 per common share and the capital structure of CMCT remaining unchanged from the date hereof. Any changes in these assumptions will affect the ability of CMCT to achieve the illustrative NAV per share. There can be no guarantee that CMCT will be able to achieve NOI growth of 5% per year. In addition, as discussed on page 13, CMCT is targeting a capital structure that is different from CMCT's current capital structure. Further, there can be no assurance that CMCT will maintain an annualized dividend rate per common share of $0.50 per year.
4. Trailing 12-month NOI excludes results for 1130 Howard Street, acquired in December 2017, and 9460 Wilshire Boulevard, acquired in January 2018. See "CMCT – Net Asset Value and Pro-Forma Cash NOI" on page 6 for calculation of estimated NAV and "Net Asset Value" under "Important Disclosures" on page 32.

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Maximizing Returns for Shareholders Attractive and Flexible Capital Structure Target capital structure of 45% common equity, 25% preferred equity and 30% debt seeks to enhance common equity returns with low relative risk Each portion of the capital stack provides superior risk adjusted returns 16 Based on fair value. Includes acquisitions and development potential on sites already owned. Assumes capital structure of 45% common equity, 25% preferred equity and 30% debt, based on fair value. Target Unlevered IRR of 10-12% on Assets2 ~54% Common Equity ~33% Debt Capital Structure1 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Cost of Debt Cost of Preferred Equity Target Return on Common Equity ~60% Common Equity ~54% Common Equity ~45% Common Equity ~40% Debt & Preferred Equity ~46% Debt & Preferred Equity ~55% Debt & Preferred Equity June 30, 2017 June 30, 2018 Target Common Equity Debt & Preferred Equity

Maximizing Returns for Shareholders Active and strategic portfolio management to maximize returns to shareholders 17 Providing Liquidity to Shareholders1 In September 2016, June 2017 and December 2017, CMCT repurchased $80 million, $576 million and $310 million, respectively, of common shares in privately negotiated transactions from Urban Partners II, LLC. In connection with these share repurchases, CMCT paid the special cash dividends described in the table above that allowed the common stockholders that did not participate in the share repurchases to receive the economic benefit of such repurchases. Urban Partners II, LLC waived its right to receive these special cash dividends. Excludes debt activities at the lending division. Dividend was declared in December 2017 and paid in January 2018. CMCT is the product of a merger (the “Merger”) between CIM Urban REIT, LLC (“CIM REIT”), a fund operated by CIM, and PMC Commercial Trust in Q1 2014. Represents dividends declared o our common stock from January 1, 2014 through June 30, 2018. Excludes a special dividend paid to PMC Commercial Trust’s shareholders in connection with the Merger, but includes 2014 dividends received by CIM REIT shareholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC on an as converted basis in the Merger. The amount of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. Past performance is not a guarantee of future results. NAV presented for June 30, 2018 of $23.96 represents CMCT’s NAV as of December 31, 2017. No NAV has been calculated since December 31, 2017. See “CMCT – Net Asset Value and Pro-Forma Cash NOI” on page 6 for calculation of estimated NAV and “Net Asset Value” under “Important Disclosures” on page 32. Date Liquidity 6/2016 $210 million tender offer @ $21.00/share 4/2017 $0.28 per share special cash dividend 6/2017 $1.98 per share special cash dividend 12/2017 $0.73 per share special cash dividend3 NAV / Share + Cumulative Dividends1,4 Active Portfolio Management Gross asset sales of ~ $1,197 million ($1,114 million of net proceeds) (2015-2017) Net proceeds from debt activity of ~ $70 million (2016 & 2017)2 $152 million of office acquisitions (Q4 2017-2018) 5 $21.53 $22.72 $22.98 $23.14 $23.96 $23.96 $0.88 $1.75 $2.63 $6.21 $6.46 $16.00 $20.00 $24.00 $28.00 $32.00 NAV @ 2014 Merger 2014YE 2015YE 2016YE 2017YE June 30, 2018 NAV / Share Cumulative Dividends

Appendix

Community Focused Urban Real Assets Strategy1 Since 1994, CIM has qualified 114 communities in high barrier-to-entry markets and has owned and operated assets in 68 of those communities1. The qualification process generally takes between six months and five years and is a critical component of CIM’s urban asset evaluation. 19 CIM believes that its community qualification process provides it with a significant competitive advantage when making urban real asset acquisitions. Qualification Criteria Transitional Urban Districts Thriving Urban Areas Improving demographics Broad public support for CIM’s approach Evidence of private funding from other institutional owners and operators Underserved niches in the community’s real estate infrastructure Potential to deploy a minimum of $100 million of opportunistic equity within five years Positive demographic trends Public support for acquisitions Opportunities below intrinsic value Potential to deploy a minimum of $100 million of opportunistic equity within five years As of June 30, 2018. Note that multiple communities may be qualified within a larger city. CIM Group Qualified Communities

Resources & Expertise of Institutional Owner Operator CIM Group Co-Founders 20 Richard Ressler CIM Group Principal, CMCT Chairman of the Board Founder and President of Orchard Capital Corp., a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest Co-Founder and a Principal of CIM Group Chairman of the board of j2 Global, Inc. (NASDAQ: JCOM) and director of Presbia PLC (NASDAQ: LENS) Served as Chairman and CEO of JCOM from 1997 to 2000 Chairman of executive committee and co-founder of predecessor of Orchard First Source Asset Management, a full-service provider of capital and leveraged finance solutions to U.S. corporations Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Limited (NYSE: VGR) Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the Development Group and sourcing new acquisitions Serves on CIM's Investment and Asset Management Committees Real asset owner and operator for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles Co-Founder and a Principal of CIM Group Responsible for responsible for investments, asset management, partner & co-investor relations and portfolio oversight Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees Real asset owner and operator for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles

CMCT

Resources & Expertise of Institutional Owner Operator

CMCT Management



Charles Garner
CMCT Chief Executive Officer, CIM Group Principal

- CEO of CMCT and serves on CIM Group's Investment Committee
- Prior to joining CIM Group, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust's partnership with CIM Group
- Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties
- Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies
- B.S. degree in Management from Tulane University's A.B. Freeman School of Business



Jan Salit
CMCT President and Secretary

- Joined CMCT after merger of PMC Commercial Trust
- Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust
- Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993)
- Prior to joining PMC Commercial Trust, held positions with Glenfed Financial Corporation (and its predecessor company ARMCO Financial Corporation) including Chief Financial Officer



David Thompson
CMCT Chief Financial Officer, CIM Group Principal

- Prior to joining CIM Group in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance
- Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company
- Began career as a C.P.A. at Arthur Andersen & Co.



Terry Wachsner
CIM Group Principal, Real Estate Services

- Prior to joining CIM Group in 2005, was Director of Asset Services for Continental Development Corporation
- Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartment properties
- From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management

www.cimgroup.com | ©2018 CIM Group | CMCT CIM Commercial Trust Corporation 21

Key CMCT Submarket: Lake Merritt & City Center

CMCT

Oakland, CA

CMCT In-Place Rents[1,2]	Class A Asking Rents[3]
$41.69	$49.45

Favorable Office Dynamics

- Relative Value vs. San Francisco CBD (Class A asking rents): [3]
  - San Francisco - $68.03
  - Oakland - $49.45
- Limited New Office Supply in Lake Merritt / City Center: Last major office project completed in 2008[3]
- Proposition M: San Francisco office development limited to 875,000 square feet per year

An Improving Community

- **Transportation:** All six BART lines and every major Bay Area highway run through Oakland
- **Amenities Base:** Oakland emerging as a "cool" place to live and work
- **Residential Development:**
  - ~11,000 new units in 2018-2020 (v. ~165,000 existing)[3]
  - Residential Monthly Asking Rents[3]

    San Francisco - $3,006 | Oakland - $2,125


2353 Webster Garage
2100 Franklin/2101 Webster
Uptown Station
1901 Harrison
1333 Broadway
1 Kaiser
2 Kaiser
1100 Clay
Marriott City Center
Courtyard Oakland
Jack London Square
211 Main St
246 1st St
55 Hawthorne
274 Brannan
260 Townsend
Block 1
Central Tower
1130 Howard
340 Townsend
330 Townsend
MAP KEY
CMCT Assets
CIM Assets
CIM Realized Assets
Metro Stops

CMCT Assets	Asset Type	Rentable SF[1]	Leased %[1]	Annualized Rent Per Occupied SF[1,2]
1 Kaiser Plaza	Office	534,423	93.1%	$41.07
2101 Webster Street	Office	471,337	99.3%	$41.04
1901 Harrison Street	Office	280,610	81.9%	$45.18
1333 Broadway	Office	251,155	96.0%	$41.08
2100 Franklin Street	Office	216,828	98.9%	$41.45
2 Kaiser Plaza[4]	Land	-	-	-
2353 Webster Street	Garage	-	-	-
Total		1,754,353	94.1%	$41.69

1. As of June 30, 2018.
2. For office properties, represents gross monthly base rent per square foot under leases commenced as of June 30, 2018, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.
3. Source: Costar.
4. 2 Kaiser Plaza is a 44,642 square foot parcel of land currently being used as a surface parking lot. CIM Commercial is entitled to develop a building, which we are in the process of designing, having approximately 425,000 to 800,000 rentable square feet.

Note: The examples shown herein have been selected to generally illustrate the philosophy of CIM and may not be representative of future acquisitions. Past performance is not a guarantee of future results.

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Recent CMCT Transactions 23 The examples below have been selected to generally illustrate CIM’s philosophy and may not be representative of future acquisitions. 1130 Howard Street 9460 Wilshire Boulevard Location Acquisition Date SoMa District of San Francisco, CA December 2017 Location Acquisition Date Key Attributes Beverly Hills, CA January 2018 High profile location in Beverly Hills at the corner of Wilshire Boulevard and Beverly Drive Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive Strong growth opportunity as below market rents roll to market Key Attributes Located in a vibrant neighborhood that CIM believes is the preferred location for many technology firms in the city 100% leased with weighted average term of ~6 years1 Former concrete warehouse extensively renovated in 2016-17 As of June 30, 2018. Other CIM Assets Other CIM Assets

Debt and Preferred Stock Summary[1]

CMCT

As of June 30, 2018

Mortgages	Interest Structure	Interest Rate	Maturity / Expiration Date	Loan Balance ($ in thousands)	Amortization
1 Kaiser Plaza	Fixed	4.14%	07/01/2026	$ 97,100	I/O
2101 Webster Street	Fixed	4.14%	07/01/2026	83,000	I/O
2100 Franklin Street	Fixed	4.14%	07/01/2026	80,000	I/O
1901 Harrison Street	Fixed	4.14%	07/01/2026	42,500	I/O
1333 Broadway	Fixed	4.14%	07/01/2026	39,500	I/O
260 Townsend Street	Fixed	4.14%	07/01/2026	28,200	I/O
830 1st Street	Fixed	4.50%	01/05/2027	46,000	I/O
Total		**4.18%**		**$ 416,300**	

Other Debt	Interest Structure	Interest Rate	Maturity / Expiration Date	Loan Balance ($ in thousands)	Amortization
SBA 7(a) Loan-Backed Notes	Variable	LIBOR + 1.40%	03/20/2043 [2]	$ 37,603	N/A [2]
Total				**$ 37,603**	

Corporate Debt	Interest Structure	Interest Rate	Maturity / Expiration Date	Utilization ($ in thousands)	Maximum limit ($ in thousands)
Unsecured Term Loan Facility	Variable (Hedged)	3.16% [4]	05/08/2022	$ 170,000	N/A
Junior Subordinated Notes	Variable	LIBOR + 3.25%	03/30/2035	27,070	N/A
Unsecured Credit Facility [3]	Variable	LIBOR + 1.35%	09/30/2018	-	Revolver: $200,000
Total				**$ 197,070**	

Preferred Stock	Interest Structure	Coupon	Maturity / Expiration Date	Outstanding ($ in thousands)	TTM Fixed Charge Coverage Ratio
Series A	Fixed	5.50%	N/A	$ 53,747 [5]	N/A
Series L	Fixed	5.50%	N/A	229,251 [6]	2.85x
Total				**$ 282,998**	

1. Excludes: (a) $19,962,000 of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowings because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs.
2. In May 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38,200,000 of unguaranteed SBA 7(a) loan-backed notes. The SBA 7(a) loan-backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of our SBA 7(a) loans receivable. The notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, we estimate the weighted average life of the notes to be approximately 3 years.
3. At June 30, 2018, the interest rates applicable to the components of CIM Commercial's Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio. As of June 30, 2018, $0 was outstanding under the Unsecured Credit Facility and the unused capacity on the Unsecured Credit Facility at June 30, 2018 was $200,000,000.
4. Our one-month LIBOR indexed variable rate borrowings are effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps.
5. Outstanding Series A Preferred Stock represents total shares issued as of June 30, 2018 of 2,154,248, less redemptions of 4,385 shares, multiplied by the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.
6. Outstanding Series L Preferred Stock represents total shares issued as of June 30, 2018 of 8,080,740 multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.

www.cimgroup.com | ©2018 CIM Group | CMCT CIM Commercial Trust Corporation

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CMCT Office Portfolio: Top 10 Tenants 25 Represents gross monthly based rents, as of June 30, 2018, multiplied by twelve. This amount reflects total cash rents before abatements. Where applicable, annualized rents have been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. Represents 7 different leases at various properties. As of June 30, 2018 Tenant Property Credit Rating (S&P / Moody's / Fitch) Lease Expiration Annualized Rent (in thousands) 1 % of Total Annualized Rent Rentable Square Feet % of Rentable Square Feet U.S. Federal Government Agencies 2 Various AA+ / Aaa / AAA 2019-2026 24,379 $ 17.0% 558,965 16.3% Kaiser Foundation Health Plan, Inc. 1 Kaiser Plaza / 2101 Webster AA- / - / - 2018-2027 19,340 13.5% 469,023 13.7% The District of Columbia 899 N Capitol Street AA / Aa1 / AA 2021 11,333 7.9% 205,860 6.0% Pandora Media, Inc. 2100 Franklin Street/2101 Webster/3601 S Congress Avenue - / - / - 2018-2020 7,420 5.2% 187,004 5.5% Wells Fargo Bank, N.A. 1901 Harrison Street A+ / Aa1 / - 2019-2023 4,241 3.0% 87,000 2.5% Farmers Group, Inc. 4750 Wilshire Boulevard A / A2 / - 2019 3,848 2.7% 143,361 4.2% Delta Dental 1333 Broadway - / - / - 2018-2028 3,712 2.6% 82,923 2.4% Neighborhood Reinvestment Corporation 999 N Capitol Street - / - / - 2023 3,450 2.4% 67,611 2.0% MUFG Union Bank, N.A. 9460 Wilshire Boulevard A / Aa2 / A 2020 3,104 2.2% 26,644 0.8% Save the Children Federation, Inc. 899 N Capitol Street - / - / - 2029 2,704 1.9% 58,768 1.7% Total for Top Ten Tenants 83,531 58.4% 1,887,159 55.1% All Other Tenants 59,837 41.6% 1,331,776 38.9% Vacant - 0.0% 204,872 6.0% Total for Portfolio 143,368 $ 100.0% 3,423,807 100.0%

Positive Leasing Trends / Manageable Lease Expirations1 26 For all periods presented, leasing activity for the assets sold prior to June 30, 2018 is excluded. Based on the number of tenants having leases with terms longer than twelve months. Recurring metrics exclude space that was vacant for more than one year, related party leases, space where the previous tenant was a related party, month-to-month leases and leases with an original term of less than twelve months. Cash rents represent gross monthly base rent, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Represents gross monthly base rent, as of June 30, 2018, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Expirations are for the period from July 1, 2018 – December 31, 2018 and includes 30,103 square feet of month-to-month leases. Lease Expirations as a % of Annualized Office Rent5 6 30-Jun-18 31-Mar-18 31-Dec-17 30-Sep-17 30-Jun-17 All 2 Number of Transactions 6 15 10 15 11 Rentable Square Feet 25,898 61,460 54,444 142,319 48,573 All - Recurring 3 New Cash Rents per Square Foot 4 45.25 $ 65.29 $ 37.66 $ 48.35 $ 50.53 $ Expiring Cash Rents per Square Foot 4 38.67 $ 50.15 $ 29.42 $ 38.86 $ 44.80 $ Rentable Square Feet 19,442 47,581 38,588 134,093 22,910 Cash Rent Spread 17% 30% 28% 24% 13% Three Months Ended 3.6% 10.7% 15.0% 19.8% 6.4% 9.7% 1.8% 12.9% 12.0% 2.7% 5.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter

Reconciliations and Important Disclosures

Net Operating Income Reconciliations (1/4)

CMCT

CIM Commercial internally evaluates the operating performance and financial results of its segments based on segment net operating income, which is defined as rental and other property income and expense reimbursements less property related expenses and excludes non-property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, gain (loss) on sale of real estate, impairment of real estate, transaction costs and provision for income taxes. For the lending segment, we define net operating income as interest income, net of interest expense and general overhead expenses. We also evaluate the operating performance and financial results of our operating segments using cash basis net operating income ("Cash NOI"). We define Cash NOI as segment NOI adjusted to exclude the effect of the straight lining of rents, acquired above/below market lease amortization and other adjustments required by GAAP.

Segment NOI and Cash NOI are not measures of operating results or cash flows from operating activities as measured by GAAP and should not be considered alternatives to income from continuing operations, or to cash flows as a measure of liquidity, or as an indication of our performance, or of our ability to pay dividends. Companies may not calculate segment NOI or Cash NOI in the same manner. We consider segment NOI and Cash NOI to be useful performance measures to investors and management because, when compared across periods, they reflect the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. Additionally, we believe that Cash NOI is helpful to investors because it eliminates straight line rent and other non-cash adjustments to revenue and expenses. Below is a reconciliation of Cash NOI to segment NOI and net income attributable to the Company for the twelve months ended December 31, 2015, 2016 and 2017, and the six months ended June 30, 2018.

($ in thousands)
(Unaudited)

	Twelve Months Ended			Six Months Ended
	December 31, 2015 [1]	December 31, 2016	December 31, 2017 [2]	June 30, 2018 [3]
Net income attributable to the Company	**$ 24,392**	**$ 34,547**	**$ 379,737**	**$ 2,555**
Total Segment NOI	$ 136,294	$ 133,406	$ 128,452	$ 57,577
Less Segment NOI from assets sold prior to June 30, 2018	56,406	43,589	28,104	-
Pro-forma Segment NOI	**$ 79,888**	**$ 89,817**	**$ 100,348**	**$ 57,577**
Pro-forma Segment NOI Breakdown:				
Pro-forma Segment NOI - Lending	$ 2,794	$ 4,556	$ 5,333	$ 3,116
Pro-forma Segment NOI - Hotel	12,227	13,322	13,388	8,050
Pro-forma Segment NOI - Office	64,867	71,939	81,627	46,411
Pro-forma Segment NOI	**$ 79,888**	**$ 89,817**	**$ 100,348**	**$ 57,577**

1. 2 Kaiser Plaza was acquired in August 2015. The property is included in Net income attributable to the Company and Pro-forma Segment NOI beginning on the acquisition date.
2. 1130 Howard was acquired in December 2017. The property is included in Net income attributable to the Company and Pro-forma Segment NOI beginning on the acquisition date.
3. 9460 Wilshire was acquired in January 2018. The property is included in Net income attributable to the Company and Pro-forma Segment NOI beginning on the acquisition date.

www.cimgroup.com | ©2018 CIM Group | CMCT CIM Commercial Trust Corporation 28

Net Operating Income Reconciliations (2/4) 29 Office Multifamily Hotel Lending Total Cash NOI 43,603 $ - $ 8,051 $ 3,098 $ 54,752 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 2,808 - (1) 2,807 Straight line rent, below-market ground lease and amortization of intangible assets - - - 18 18 Segment Net Operating Income 46,411 $ - $ 8,050 $ 3,116 $ 57,577 $ Asset management and other fees to related parties (11,114) Interest expense (12,960) General and administrative (3,435) Transaction costs (344) Depreciation and amortization (26,473) Income before provision for income taxes 3,251 Provision for income taxes (680) Net income 2,571 Net income attributable to noncontrolling interests (16) Net income attributable to the Company 2,555 $ Six Months Ended June 30, 2018 ($ in thousands, unaudited) Office Multifamily Hotel Lending Total Cash NOI 102,918 $ 5,810 $ 13,446 $ 5,293 $ 127,467 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 2,255 (86) 3 - 2,172 Straight line rent, below-market ground lease and amortization of intangible assets (833) (276) - 40 (1,069) Lease termination income (118) - - - (118) Segment Net Operating Income 104,222 $ 5,448 $ 13,449 $ 5,333 $ 128,452 $ Asset management and other fees to related parties (26,787) Interest expense (35,924) General and administrative (3,018) Transaction costs (11,862) Depreciation and amortization (58,364) Impairment of real estate (13,100) Gain on sale of real estate 401,737 Income before provision for income taxes 381,134 Provision for income taxes (1,376) Net income 379,758 Net income attributable to noncontrolling interests (21) Net income attributable to the Company 379,737 $ Twelve Months Ended December 31, 2017 ($ in thousands, unaudited)

Net Operating Income Reconciliations (3/4) 30 Office Multifamily Hotel Lending Total Cash NOI 99,448 $ 8,583 $ 15,917 $ 4,522 $ 128,470 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 6,667 (86) 3 - 6,584 Straight line rent, below-market ground lease and amortization of intangible assets (1,249) (551) - 34 (1,766) Lease termination income 118 - - - 118 Segment Net Operating Income 104,984 $ 7,946 $ 15,920 $ 4,556 $ 133,406 $ Asset management and other fees to related parties (30,327) Interest expense (33,848) General and administrative (4,231) Transaction costs (340) Depreciation and amortization (71,968) Gain on sale of real estate 39,666 Income from continuing operations before provision for income taxes 32,358 Provision for income taxes (1,646) Net income from continuing operations 30,712 Discontinued operations Income from operations of assets held for sale 3,853 Net income from discontinued operations 3,853 Net income 34,565 Net income attributable to noncontrolling interests (18) Net income attributable to the Company 34,547 $ Twelve Months Ended December 31, 2016 ($ in thousands, unaudited)

Net Operating Income Reconciliations (4/4) 31 Office Multifamily Hotel Lending Total Cash NOI 102,792 $ 6,758 $ 19,458 $ 2,860 $ 131,868 $ Deferred rent and amortization of intangible assets, liabilities and lease inducements 6,485 346 4 - 6,835 Bad debt expense (510) - - - (510) Straight line rent, below-market ground lease and amortization of intangible assets (1,282) (551) - (66) (1,899) Segment Net Operating Income 107,485 $ 6,553 $ 19,462 $ 2,794 $ 136,294 $ Asset management and other fees to related parties (29,319) Interest expense (22,785) General and administrative (6,621) Transaction costs (1,382) Depreciation and amortization (72,361) Gain on sale of real estate 3,092 Income from continuing operations 6,918 Provision for income taxes (806) Net income from continuing operations 6,112 Discontinued operations Income from operations of assets held for sale 13,140 Gain on disposition of assets held for sale 5,151 Net income from discontinued operations 18,291 Net income 24,403 Net income attributable to noncontrolling interests (11) Net income attributable to the Company 24,392 $ Twelve Months Ended December 31, 2015 ($ in thousands, unaudited)

Important Disclosures 32 Assets Owned and Operated Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication. AOO includes total gross assets at fair value, with real assets presented on the basis described in the Book Value disclosure and operating companies presented at gross assets less debt, as of March 31, 2018 (the “Report Date”) (including the shares of such assets owned by joint venture partners and co-investments), plus binding unfunded commitments. AOO also includes the $0.3 billion of AOO attributable to CIM Compass Latin America (CCLA), which is 50% owned and jointly operated by CIM. AOO for CMMT Partners, L.P. (which represents assets under management), a perpetual-life real estate debt fund, is $0.4 billion as of the Report Date. Book Value for each investment generally represents the investment’s book value as reflected in the applicable fund’s unaudited financial statements as of the Report Date prepared in accordance with U.S. generally accepted accounting principles on a fair value basis. These book values generally represent the asset’s third-party appraised value as of the Report Date, but in the case of CIM’s Cole Net-Lease Asset strategy, book values generally represent undepreciated cost (as reflected in SEC-filed financial statements). Net Asset Value (NAV) represents the distributable amount based on a “hypothetical liquidation” assuming that on the date of determination that: (i) investments are sold at their Book Values; (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity partners are made in accordance with applicable documents, as determined in accordance with applicable accounting guidance. Net Asset Value As of December 31, 2017, we have established an estimated NAV per share of Common Stock of $23.96. Neither the Financial Industry Regulatory Authority nor the Securities and Exchange Commission provides rules on the methodology we must use to determine our estimated NAV per share. The determination of estimated NAV involves a number of subjective assumptions, estimates and judgments that may not be accurate or complete. We believe there is no established practice among public REITs for calculating estimated NAV. Different firms using different property-specific, general real estate, capital markets, economic and other assumptions, estimates and judgments could derive an estimated NAV that is significantly different from our estimated NAV. Thus, other public REITs’ methodologies used to calculate estimated NAV may differ materially from ours. Additionally, the estimated NAV does not give effect to changes in value, investment activities, capital activities, indebtedness levels, and other various activities occurring after December 31, 2017 that would have an impact on our estimated NAV. The estimated NAV per share of $23.96 was calculated relying in part on appraisals of our real estate assets and the assets of our lending segment. The table “Estimated Net Asset Value” on page 6 sets forth the material items included in the calculation of our estimated NAV. We engaged various third party appraisal firms to perform appraisals of our real estate assets and the assets of our lending segment as of December 31, 2017. Except for one office property acquired in December 2017, which was based on the purchase price (including transaction costs that were capitalized and assumption of liabilities) negotiated with the unrelated third-party seller, the fair values of our investments in real estate were based on appraisals obtained as of December 31, 2017. The fair values of the assets of our lending segment were based on an appraisal obtained as of December 31, 2017. The December 31, 2017 appraisals were performed in accordance with standards set forth by the American Institute of Certified Public Accountants. Each of our appraisals were prepared by personnel who are subject to and in compliance with the code of professional ethics and the standards of professional conduct set forth by the certification programs of the professional appraisal organizations of which they are members.